EXHIBIT 10.10

GENERAL SECURITY AGREEMENT

THIS AGREEMENT, dated for reference November 20, 2002 is made

BETWEEN:

EACH OF THE INVESTORS LISTED IN SCHEDULE "1", at the addresses noted in Schedule "1";

(the "Investors");

AND:

UNITY WIRELESS CORPORATION., a British Columbia company whose business address is 7438 Fraser Park Drive, Burnaby, British Columbia, V5J 5B9;

(the "Borrower");

AND:

JEFFREY RUBIN, an individual whose address is 152-E 9th Street,

Lakewood, NJ, 08701.

(the "Agent");

WHEREAS:

A. The Investors have advanced or agreed to advance loans in the aggregate principal amount of up to CAD$2,250,000 (the "Loans") to the Borrower and to Unity Wireless Corporation (the "Parent") pursuant to a private placement purchase agreement dated for reference November 19, 2002 (the "Private Placement Purchase Agreement");

B. The Borrower is a subsidiary of the Parent and as evidence of its payment obligations to the Investors under the Private Placement Purchase Agreement, the Borrower, jointly with the Parent, executed and delivered convertible notes to the Investors in the principal amounts noted in Schedule "1" (the "Notes");

C. The Borrower wishes to grant to the Agent, on behalf of the Investors, the security provided in this Agreement to secure its obligations under the Notes; and

D. Pursuant to the Private Placement Purchase Agreement, the Agent has agreed to act as the Investors' agent for the purposes of holding and, if necessary, enforcing the security provided in this Agreement.

THEREFORE, for the sum of $1.00 and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) the parties have agreed:

1. interpretation

1.1 Agreement Definitions

In this Agreement, the following terms have the following meanings:

(a) "Account Debtor" has the meaning assigned in subsection 2.4;

(b) "Accounts" has the meaning assigned in subparagraph 2.1(a);

(c) "Collateral" means the property described in paragraph 2.1;

(d) "Equipment" has the meaning assigned in subparagraph 2.1(b);

(e) "Event of Default" means an event described in subsection 6.1;

(f) "Inventory" has the meaning assigned in subparagraph 2.1(c);

(g) "Investors" means each of the investors who advances funds to the Borrower and the Parent under the Private Placement Purchase Agreement, the names of whom are set out in Schedule "1";

(h) "Investors' Security" means this Agreement, the Notes and any other documents executed by the Borrower from time to time evidencing or securing indebtedness of the Borrower to the Investors;

(i) "Private Placement Purchase Agreement" has the meaning assigned in recital "A" of this Agreement;

(j) "Notes" has the meaning assigned in recital "B" of this Agreement;

(k) "Obligations" has the meaning assigned in section 3;

(l) "Permitted Encumbrances" has the meaning assigned in Schedule "3";

(m) "Person" means an individual, a corporation, a partnership, a trust, an unincorporated organization and any other entity whatsoever; and

(n) "Receiver" means a receiver or receiver and manager appointed under subsection 6.6.

1.2 PPSA Definitions

Unless a different meaning is assigned in this Agreement, the following terms have the meanings assigned in the Personal Property Security Act (British Columbia) ("PPSA"): accessions, account, chattel paper, consumer goods, document of title, equipment, goods, instrument, intangible, inventory, licence, money, proceeds and security.

1.3 Governing Law

This Agreement is governed by the laws of the Province of British Columbia and the parties attorn to the non-exclusive jurisdiction of the courts of British Columbia for the resolution of all disputes under this Agreement. Notwithstanding the foregoing, the Agent may refer disputes under this Agreement to arbitration in Essex County, New Jersey by the American Arbitration Association and the Borrower agrees not to contest the jurisdiction of any such arbitration proceeding.

1.4 Severability

If any one or more of the provisions contained in this Agreement is found to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

1.5 Parties In Interest

This Agreement enures to the benefit of and is binding on the parties to this Agreement and their respective successors and permitted assigns.

1.6 Headings and Marginal References

The division of this Agreement into sections, subsections, paragraphs and subparagraphs and the insertion of headings is for convenience of reference only and does not affect the construction or interpretation of this Agreement.

1.7 Currency

Unless otherwise specified, all dollar amounts in this Agreement are stated in lawful currency of Canada.

1.8 Accounting Principles

Unless otherwise specified in this Agreement, all accounting terminology and calculations shall be made in accordance with Canadian generally accepted accounting principles, consistently applied.

2. SECURITY INTEREST

2.1 Security Interest

As security for the payment and performance of the Obligations of the Borrower, the Borrower mortgages, charges, assigns and transfers to the Agent, on behalf of the Investors, and grants to the Agent, on behalf of the Investors, a security interest in, and the Agent, on behalf of the Investors, takes the security interest in, all of the Borrower's right, title and interest in and to all of the Borrower's present and after acquired personal property and all proceeds thereof (except the property of the Borrower described in subsection 2.2) of every nature and kind and wherever situate (collectively, the "Collateral"), including, without limitation:

(a) all debts, accounts, claims, monies, tax credits and choses in action which now are, or which may at any time hereafter be due or owing to the Borrower or in which the Borrower acquires rights, and all books, records, documents, papers and electronically recorded data recording, evidencing, securing or otherwise relating to such debts, accounts, claims, monies and choses in action or any part or parts thereof (collectively, the "Accounts");

(b) all present and future equipment now or hereafter owned by the Borrower or in which the Borrower acquires rights, including all machinery, electronic equipment, fixtures, plants, tools, furniture, vehicles of any kind or description, all spare parts, accessions or accessories located at or installed in or affixed or attached to any of the foregoing, and all drawings, specifications, plans and manuals relating thereto and any other goods that are not Inventory (collectively, the "Equipment");

(c) all present and future inventory of whatever kind now or hereafter owned by the Borrower or in which the Borrower acquires rights, including all raw materials, materials used or consumed in the business or profession of the Borrower, goods, work in progress, production in process, finished goods, returned goods, repossessed goods, goods used for packing, all packaging materials, supplies and containers, materials used in the business of the Borrower, whether or not intended for sale and goods acquired or held for sale, lease or resale or furnished or to be furnished under contracts of rental or service (collectively, the "Inventory");

(d) all chattel paper, documents of title, instruments, securities and money now or hereafter owned by the Borrower or in which the Borrower acquires rights;

(e) all intangible property of the Borrower (save and except for Accounts) now or hereafter owned by the Borrower, including, without limitation, all contractual rights, licences, goodwill, patents, trademarks, tradenames, copyrights, other industrial designs and other industrial or intellectual property and undertaking of the Borrower and all other choses in action of the Borrower of every kind which now are, or which may at any time hereafter be, due or owing to or owned by the Borrower or in which the Borrower acquires rights and all other intangible property of the Borrower which is not Accounts, goods, chattel paper, documents of title, instruments, money or securities; and

(f) all the property of the Borrower described in Schedule "2", if any.

2.2 Exclusions

The security interests granted herein do not apply or extend to:

(a) the last day of any term created by any lease or agreement therefor now held or later acquired by the Borrower but the Borrower will stand possessed of the reversion thereby remaining in the Borrower of any leasehold premises in trust for the Agent, on behalf of the Investors, to assign and dispose of as the Agent or any purchaser of such leasehold premises directs;

(b) if any lease or other agreement contains a provision which provides in effect that such lease or agreement may not be assigned, subleased, charged or encumbered without the leave, licence, consent or approval of the lessor, the application of the security interest created hereby to any such lease or agreement is conditional upon such leave, licence, consent or approval having been obtained and the security interest created hereby will attach to such lease or agreement as soon as such leave, licence, consent or approval is obtained; or

(c) any consumer goods of the Borrower.

2.3 Attachment

The security interest created by this Agreement will attach when:

(a) this Agreement has been executed;

(b) value has been given; and

(c) the Borrower has rights in the Collateral, and in the case of after-acquired property, acquires rights in the Collateral.

2.4 Notification

After an Event of Default has occurred, the Agent may notify any debtor of the Borrower on an intangible, chattel paper or Account, or any obligor on an instrument (an "Account Debtor") to make all payments on Collateral to the Agent, on behalf of the Investors, and the Borrower acknowledges that the proceeds of all sales, or any payments on or other proceeds of the Collateral, including but not limited to payments on, or other proceeds of, the Collateral received by the Borrower from any Account Debtor, whether before or after notification to such Account Debtor and whether before or after default under this Agreement shall, subject to the rights of holders of prior ranking interests in such proceeds, be received and held by the Borrower in trust for the Investors and shall be turned over to the Agent, on behalf of the Investors, upon request and the Borrower shall not commingle any proceeds of or payments on the Collateral, with any of the Borrower's funds or property, but will hold them separate and apart.

3. OBLIGATIONS

The charges and security interests created by this Agreement secure the due and punctual payment of all monies due and owing from time to time by the Borrower to the Investors under the Notes (the "Obligations").

4. REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR

4.1 Representations and Warranties

The Borrower represents and warrants to the Investors that:

(a) the Borrower is a corporation duly amalgamated, validly existing and in good standing under the laws of British Columbia;

(b) the Borrower has the corporate power and capacity to carry on the business now carried on by it and has the full power and authority to execute and deliver this Agreement;

(c) the Borrower has taken all necessary corporate proceedings to authorize the execution and delivery of this Agreement;

(d) the Borrower will not, by entering into this Agreement, contravene any statute, the memorandum, articles or other constating documents of the Borrower or any agreement by which it is bound;

(e) there are no actions or proceedings pending or, to the knowledge of the Borrower, threatened, which challenge the validity of this Agreement or, except as previously disclosed in writing to the Investors, which would materially adversely affect the ability of the Borrower to perform its obligations under this Agreement or any document evidencing any indebtedness of the Borrower to the Investors;

(f) the Borrower owns and possesses all Collateral held at present and has good title thereto, free from all security interests, charges, encumbrances, liens and claims, save only for Permitted Encumbrances;

(g) the only locations of Collateral (other than Inventory in transit) and the only places the Borrower carries on business or proposes to carry on business are described in Schedule "4";

(h) the Borrower's chief executive office is at the location specified in Schedule "4"; and

(i) all of the "serial numbered goods" (as defined in the Personal Property Security Regulation (British Columbia)), other than inventory to be sold or leased in which the Borrower has rights and which have an appraised value or a fair market value to the Borrower of $10,000 or more are described in Schedule "5".

4.2 Reliance and Survival

All representations and warranties of the Borrower made herein for the benefit of the Investors will survive the execution and delivery of this Agreement and will continue in full force and effect until the March 15, 2004 or, if later, upon Discharge of the Notes (as defined in the Private Placement Purchase Agreement).

5. BORROWER'S COVENANTS

5.1 Positive Covenants

The Borrower covenants and agrees with the Investors that, during the term of this Agreement, it will:

(a) execute and deliver all such documents and pay such fees and taxes and take such other actions as may be necessary to attach, continue, preserve, perfect and protect the security interests created in this Agreement, and the Borrower irrevocably appoints the Agent, on behalf of the Investors, as its attorney-in-fact to execute, deliver, file and record any such documents for the Investors and in the Borrower's name and stead;

(b) keep the Collateral in a good state of repair and operating condition in accordance with its nature and description;

(c) at all times maintain its corporate existence;

(d) do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered, such further acts, deeds, mortgages, transfers and assurances as the Agent may reasonably require for the better assuring, charging, assigning and conferring to the Agent, on behalf of the Investors, the Collateral and the security interests intended to be created hereunder, for the purpose of accomplishing and effecting the intention of this Agreement;

(e) well and truly perform and carry out all of the acts or things to be done by it as provided in this Agreement;

(f) provide the Agent with immediate notice of any Event of Default of which the Borrower is aware; and

(g) promptly notify the Agent if the Borrower's chief executive office is moved.

5.2 Negative Covenants

The Borrower covenants and agrees with the Investors that, during the term of this Agreement, it will not, without the prior written consent of the Agent:

(a) permit the Collateral to become subject to any mortgage, charge, encumbrance or security interest other than Permitted Encumbrances;

(b) sell, lease or otherwise dispose of the Collateral or any part or parts of the Collateral, except as permitted by subsection 5.3;

(c) except in the ordinary course of business, release, surrender or abandon the Collateral or any part or parts thereof;

(d) except in the ordinary course of business to locations within British Columbia, move the Collateral (other than inventory for resale or lease) or any part or parts thereof from its present location or locations (and will promptly advise the Investors of the new location or locations);

(e) permit any of the Collateral to become an accession to any property other than other Collateral; and

(f) permit any additional shares of the Borrower's subsidiary to be issued.

5.3 Sale of Inventory

Until an Event of Default has occurred and the Agent has determined to enforce the security interests hereby created, the Borrower may sell or lease the Collateral or Inventory in the ordinary course of business.

6. DEFAULT AND ENFORCEMENT

6.1 Events of Default

The following events will constitute events of default under this Agreement (each an "Event of Default"):

(a) the Borrower shall commit a material breach of any covenant in this Agreement and such breach shall continue for ten days after written notice by the Agent to the Borrower;

(b) any representations or warranties of the Borrower in this Agreement shall be untrue or incorrect in any material respect, and

(c) a default under section 4 of the Notes occurs.

6.2 Acceleration

If an Event of Default occurs, the entire unpaid balance of the Obligations will become immediately due and payable at the option of the Agent, acting on behalf of the Investors.

6.3 Security Interests Enforceable

The occurrence of an Event of Default will cause the security interest created by this Agreement to become enforceable by the Agent without the need for any action or notice on the part of the Agent or the Investors.

6.4 Remedies on Default

If the security interests created by this Agreement become enforceable, the Agent, on behalf of the Investors, may enforce the security interests by any one or more of the following remedies:

(a) by taking possession of the Collateral or any part of it and collecting demanding, suing, enforcing, recovering, receiving and getting in the Collateral;

(b) by selling or leasing the Collateral, whether or not it has taken possession of it;

(c) by proceedings in any court of competent jurisdiction for the appointment of a receiver or receiver-manager of all or any part of the Collateral;

(d) by proceedings in any court of competent jurisdiction for the sale or foreclosure of all or any part of the Collateral;

(e) by filing of proofs of claim and other documents to establish its claim in any proceeding or proceedings relating to the Borrower;

(f) by appointment by instrument in writing of a receiver or receiver-manager of all or any part of the Collateral;

(g) by retaining any of the Collateral for the benefit of the Investors in satisfaction of all or part of the Obligations; and

(h) by any other remedy or proceeding authorized or permitted by this Agreement or by law or equity.

6.5 Power of Sale

The provisions of paragraph 6.6(g) will apply, mutatis mutandis, to a sale or lease of any of the Collateral by the Agent pursuant to paragraph 6.4(b).

6.6 Receiver or Receiver-Manager

Any time after the security interests hereby created have become enforceable, the Agent, on behalf of the Investors, may, from time to time, appoint in writing any qualified person to be a receiver or receiver-manager (the "Receiver") of the Collateral and may likewise remove any such person so appointed and appoint another qualified person in his stead. Any such Receiver appointed hereunder shall have the following powers:

(a) to take possession of the Collateral or any part thereof, and to collect and get in the same and for that purpose to enter into and upon any lands, tenements, buildings, houses and premises wheresoever and whatsoever and to do any act and take any proceedings in the name of the Borrower, or otherwise, as the Receiver deems necessary;

(b) to carry on or concur in carrying on the business of the Borrower (including, without limitation, the payment of the obligations of the Borrower whether or not they are due and the cancellation or amendment of any contracts between the Borrower or any other person) and the employment and discharge of such agents, managers, clerks, accountants, employees, contractors, agents, workers and others upon such terms and with such salaries, wages or remuneration as the Receiver thinks proper;

(c) to repair and keep in repair the Collateral or any part or parts thereof and to do all necessary acts and things for the protection of the Collateral;

(d) to make any arrangement or compromise which he thinks expedient in the interest of the Investors or the Borrower and to assent to any modification or change in or omission from the provisions of this Agreement;

(e) to exchange any part or parts of the Collateral for any other property suitable for the purposes of the Borrower upon such terms as may seem expedient and either with or without payment or exchange of money or equality of exchange or otherwise;

(f) to raise on the security of the Collateral or any part or parts thereof, by mortgage, charge or otherwise any sum of money required for the repair, insurance or protection thereof, or any other purposes herein mentioned, or as may be required to pay off or discharge any lien, charge or encumbrance upon the Collateral or any part thereof, which would or might have priority over the security interests hereby created;

(g) whether or not the Receiver has taken possession, to sell or lease or concur in the sale or leasing of any of the Collateral or any part or parts thereof after giving the Borrower not less than 20 days written notice of his intention to sell or lease and to carry any such sale or lease into effect by conveying, transferring, leasing or assigning in the name of or on behalf of the Borrower or otherwise; and any such sale or lease may be made either at public auction or privately as the Receiver determines and any such sale or lease may be made from time to time as to the whole or any part or parts of the Collateral; and the Receiver may make any stipulations as to title or conveyance or commencement of title or otherwise which the Receiver deems proper; and the Receiver may buy in or rescind or vary any contract for the sale or lease of any of the Collateral or any part or parts thereof, and may resell and release without being answerable for any loss occasioned thereby; and the Receiver may sell or lease any of the same as to cash or part cash and part credit or otherwise as appears to be most advantageous and at such prices as can be reasonably obtained therefor and in the event of a sale or lease on credit neither he nor the Agent or the Investors shall be accountable or charged with any monies until actually received.

6.7 Liability of Receiver

The Receiver appointed and exercising powers under the provisions hereof will not be liable for any loss unless the loss is caused by the Receiver's own negligence or wilful default, and the Receiver will, when so appointed, be deemed to be the agent of the Borrower and the Borrower will be solely responsible for the Receiver's acts and defaults and for the Receiver's remuneration.

6.8 Effect of Appointment of Receiver

As soon as the Agent takes possession of any Collateral on behalf of the Investors or appoints a Receiver, all powers, functions, rights and privileges of the directors and officers of the Borrower with respect to the Collateral ceases, unless specifically continued by the written consent of the Agent or the Receiver.

6.9 Validity of Sale or Lease

No purchaser at any sale and no lessee under any lease purporting to be made in pursuance of the power set forth in paragraphs 6.4(b) and 6.6(g) will be bound to see or inquire whether any default has been made or continues or whether any notice required hereunder has been given or as to the necessity or expediency of the stipulations subject to which sale or lease have been made or otherwise as to the propriety of such sale or lease, or regularity of proceedings or be affected by notice that such default has been made or continues or notice given as aforesaid, or that the sale or lease is otherwise unnecessary, improper or irregular; and notwithstanding any impropriety or irregularity or notice thereof to such purchaser or lessee the sale or lease as regards such purchaser or lessee will be deemed to be within the aforesaid power and be valid accordingly and the remedy, if any, of the Borrower in respect of any impropriety or irregularity whatsoever in any such sale or lease will be in damages only.

6.10 Proceeds of Disposition

If the Agent or a Receiver sells or leases the Collateral pursuant to subsections 6.4 or 6.6, the proceeds of sale will be applied as follows:

(a) first, to pay and discharge all rents, taxes, insurance premiums and other prior charges affecting the Collateral;

(b) second, to the costs of sale or lease and taking possession, including costs incurred by the Agent and the remuneration of the Receiver, if applicable;

(c) third, to pay all amounts required to keep in good standing all liens and charges on the Collateral prior to the security interests hereby created;

(d) fourth, to pay any principal, interest and other monies due and payable under the Notes and under this Agreement, pari passu according to the proportion of the Obligations owed to each Investor or otherwise as the Investors may direct; and

(e) finally, the balance, if any, to the Borrower.

6.11 No Set-Off

The Obligations will be paid by the Borrower without regard to any equities between the Borrower and the Investors or any right of set-off, combination of accounts or cross-claim. Any indebtedness owing by an Investor to the Borrower may be set off or applied against, or combined with, the Obligations by the Investor at any time, either before or after maturity, without demand on, or notice to, anyone.

6.12 Deficiency

If the proceeds of a sale of the Collateral by the Agent or a Receiver under subsection 6.4 or 6.6 are insufficient to fully pay the balance owing to the Investors under this Agreement, the Borrower will forthwith pay to the Agent, on behalf of the Investors, the deficiency.

6.13 Waiver

The Agent, on behalf of the Investors, may waive any breach by the Borrower of any of the provisions of this Agreement or any Event of Default, but no such waiver will affect any subsequent breach or Event of Default under this Agreement.

6.14 Investors may not Enforce Unilaterally

Each of the Investors acknowledges and agrees that the security interests described in this Agreement are being granted to the Agent for the Agent to hold and, if necessary, enforce on behalf of the Investors and that any right granted under this agreement to the Agent, on behalf of the Investors, may be exercised by the Agent only and not by any single Investor or group of Investors.

7. ASSIGNMENT

7.1 Assignment by Borrower

This Agreement may not be assigned by the Borrower without the prior written consent of the Agent.

7.2 Assignment by Investors

Subject to the terms of the Notes, an Investor may at any time assign, transfer or grant a security interest in this Agreement and the security interests hereby granted to any person, provided that:

(a) the assignee executes an instrument in writing acknowledging that it is bound by the terms of this Agreement; and

(b) the Investor provides advance written notice of the assignment to the Borrower and the Agent, together with a signed copy of the instrument referred to in subparagraph 7.2(a).

7.3 Assignment by Agent

The Agent may assign its rights and obligations under this Agreement only:

(a) with the prior written consent of Investors holding Notes having an aggregate principal amount of at least 50% of the aggregate principal amount of the Notes held by all of the Investors; and

(b) if the assignee executes an instrument in writing acknowledging that it is bound by the terms of this Agreement,

which consent and instrument shall be delivered by the assigning Agent to the Borrower and each Investor prior to the assignment taking effect.

8. AMENDMENT

No amendment to this Agreement will be effective unless it is in writing and signed by the Borrower, each of the Investors (or the Agent on behalf of all the Investors) and the Agent or their respective permitted assigns. Notwithstanding the foregoing, the parties agree that Schedule "1" of this Agreement may be amended from time to time without the consent of the parties so as to add further Investors as parties upon the issuance of further Notes by the Borrower and the Parent; provided, however, that the aggregate principal amount of the Notes shall not exceed US$2,000,000. Unless expressly stated otherwise, no amendment to the Notes shall affect the terms of this Agreement.

9. NOTICE

Any notice under this Agreement will be given in writing and will be delivered to the party to which notice is to be given at the address indicated above or below, as applicable, or at another address designated by that party in writing. Notice will be deemed to have been given at the time of actual delivery. For greater certainty, any notice required to be delivered by the Borrower to the Agent, on behalf of the Investors, may be delivered to the Agent only and need not be delivered to each individual Investor.

10. GENERAL

10.1 Discharge

If at any time there are no Obligations then in existence and the Borrower is not in default of any of the terms of this Agreement or the Investors' Security, then, at the request and at the expense of the Borrower, the Investors and the Agent shall cancel and discharge this Agreement and the security interests herein granted and the Investors and the Agent shall execute and deliver to the Borrower all such documents as are required to effect such discharge.

10.2 Security Additional

The Borrower agrees that the security interests created by this Agreement are in addition to and not in substitution for any other security now or hereafter held by or on behalf of the Investors.

10.3 Realization

The Borrower acknowledges and agrees that the Agent or a Receiver may realize upon various securities securing the Obligations or any part thereof in such order as may be considered advisable and any part thereof in such order as may be considered advisable and any such realization by any means upon any security or any part thereof shall not bar realization upon any other security or the security hereby constituted or parts thereof.

10.4 No Merger

This Agreement will not operate to create any merger or discharge of any of the Obligations, or of any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security interest held or which may hereafter be held by or on behalf of the Investors from the Borrower or from any other person whomsoever. The taking of a judgement with respect to any of the Obligations will not operate as a merger of any of the covenants contained in this Agreement.

10.5 Extensions

The Agent, on behalf of the Investors, may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges, refrain from perfecting or maintaining perfection of security interests and otherwise deal with the Borrower, Account Debtors, sureties and others and with the Collateral and other security interests as the Agent may see fit without prejudice to the liability of the Borrower or the Agent's right to hold and realize on the security constituted by this Agreement.

10.6 Provisions Reasonable

The Borrower acknowledges that the provisions of this Agreement and, in particular, those respecting rights, remedies and powers of the Agent, the Investors or any Receiver against the Borrower, its business and any Collateral are commercially reasonable.

10.7 Appropriation of Payments

Any and all payments made in respect of the Obligations from time to time and monies realized from any security interests held therefor (including monies collected in accordance with or realized on any enforcement of this Agreement) may be applied to such part or parts of the Obligations as the Agent, on behalf of the Investors, may see fit.

10.8 No Representations

The Borrower acknowledges and agrees that the Investors have made no representations or warranties other than those contained in this Agreement and the Private Placement Purchase Agreement.

10.9 Use of Collateral by Borrower

Save as provided in subsection 5.2, until an Event of Default occurs, the Borrower will be entitled to possess, operate, collect, use and enjoy the Collateral in any manner not inconsistent with the terms hereof.

10.10 Investors Separate Class of Creditor

If the Borrower makes a proposal under applicable bankruptcy or insolvency legislation, or if the proceedings are commenced under the Companies Creditors Arrangement Act (Canada) with respect to the Borrower, the Investors shall for the purposes of voting and all other matters in relation to such proposal or proceedings be a class of creditor separate from all other creditors of the Borrower.

10.11 Copy of Agreement and Financing Statement

The Borrower acknowledges receiving a copy of this Agreement and waives all rights to receive from the Agent or any Investor a copy of any financing statement, financing change statement or verification statement filed, issued, or obtained at any time in respect of this Agreement.

10.12 PPSA Shall Govern

Notwithstanding anything herein to the contrary, to the extent that the provisions of the PPSA impose obligations upon or restrict the rights or remedies of the Agent or the Investors herein provided, which (I) have not been waived or varied by the Borrower herein whether expressly or by implication, or (ii) have been waived or varied herein, but are, by the provisions of the PPSA, incapable of waiver or variance by the Borrower, the provisions of the PPSA shall govern and the affected provisions hereof shall be deemed to be amended to the extent necessary to give effect to the said provisions of the PPSA without in any way affecting any other provision or provisions herein.

11. ENTIRE AGREEMENT and conflicts

This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this Agreement and other than the Notes and the Private Placement Purchase Agreement, there are no other collateral agreements or representations made in connection with this Agreement other than as referred to herein. If any term of this Agreement shall conflict with the terms of the Notes or the Private Placement Purchase Agreement, the terms of this Agreement shall prevail and govern to the extent of such conflict.

12. TIME

Time is of the essence of this Agreement.

13. counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the parties adopt any signatures received by a receiving fax machine as original signatures of the parties.

IN WITNESS of this Agreement, the parties have signed, sealed and delivered this Agreement as of the date first written above.

EACH OF THE INVESTORS LISTED IN SCHEDULE "1"

UNITY WIRELESS CORPORATION

/s/ signed
Signature of Authorized Signatory

Name and Title of Authorized Signatory

JEFFREY RUBIN

/s/ signed
Signature of Authorized Signatory

Name and Title of Authorized Signatory

SCHEDULE "1"

to the General Security Agreement dated for reference November 20, 2002 between the Investors, Unity Wireless Corporation and Jeffrey Rubin

INVESTORS
Name and Address	Principal amount of Note(s)	Signature
_____________________________ Signature of Investor/Authorized Signatory _____________________________ Name of Authorized Signatory

SCHEDULE "2"

to the General Security Agreement dated for reference November 20, 2002 between the Investors, Unity Wireless Corporation and Jeffrey Rubin

SPECIFIC COLLATERAL

578,051 Shares of Unity Wireless System Corporation, representing all fo the issued and outstanding shares of Unity Wireless System Corporation.

SCHEDULE "3"

to the General Security Agreement dated for reference November 20, 2002 between the Investors, Unity Wireless Corporation and Jeffrey Rubin

PERMITTED ENCUMBRANCES

"Permitted Encumbrances" means as of any particular time any of the following liens, privileges, charges, encumbrances or other rights:

(a) liens or privileges for taxes, assessments, rates, duties, levies or governmental fees or charges (in connection with the Borrower, which as a matter of law would be entitled to priority over the charges and security interests created by this Agreement);

(i) which are not at the time due; or

(ii) which are due but the validity of which is being contested in good faith at the time and in respect of which the Borrower has furnished such security as the Investors may reasonably require;

(b) liens or claims filed or judgements rendered against the Borrower which are being contested in good faith and in respect of which the Borrower has furnished such security as the Investors may reasonably require;

(c) undetermined or inchoate liens, privileges and charges arising or potentially arising under statutory provisions which have not at the time been filed or registered in accordance with applicable law or of which written notice has not been duly given in accordance with applicable law or which, although filed or registered, relate to obligations not due or delinquent;

(d) the rights reserved to or vested in municipalities or governmental or other public authorities or agencies by any statutory provision or by the terms of leases, licences, franchises, grants or permits which affect any land, to terminate leases, licences, franchises, grants or permits or to require annual or other periodic payments as a condition to the continuance thereof;

(e) securities to public utilities or to any municipalities or governmental or other public authorities when required by the utility, municipality, governmental or other public authority in connection with the supply of services or utilities to the Borrower;

(f) any builder's, mechanic's, architect's, supplier's of material, labourer's, materialman's or other similar liens or privileges incidental to the construction, improvement or maintenance of any property of the Borrower or out of the furnishing of materials or supplies, where the action to enforce the same has not proceeded to a final judgement, is being defended in good faith by the Borrower and in respect of which the Borrower has furnished such security as may reasonably be required by the Investors;

(g) liens and privileges arising out of judgements or awards with respect to which the Borrower is in good faith prosecuting an appeal or proceedings for review and with respect to which the Borrower has secured a stay of execution pending the appeal or proceedings for review or for which security reasonably acceptable to the Investors has been posted by the Borrower;

(h) warehousemen's, carriers' and other similar common law or statutory liens or privileges, where the action to enforce the same has not proceeded to final judgement, is being defended in good faith by the Borrower and in respect of which the Borrower has furnished such security as may reasonably be required by the Investors;

(i) liens or deposits in connection with bids, tenders or contracts of the Borrower to secure workers' compensation, unemployment insurance or other similar statutory assessments, or to secure cost of litigation when required by law, and surety or appeal bonds;

(j) such liens, charges and encumbrances on Equipment as may be granted by the Borrower to an equipment vendor or lessor in the normal course of the Borrower's business, in connection with the purchase or lease of such Equipment

(k) purchase money security interests (as defined in the Personal Property Security Act (British Columbia); and

(l) the security interests recorded in the British Columbia Personal Property Registry under the following base registration numbers:

(i) 9097919 registered September 28, 2000 in favour of De Lage Landen Financial Services Canada Inc.;

(ii) 9337058 registered March 2, 2001 in favour of Agilent Technologies Canada Inc.;

(iii) 9337060 registered March 2, 2001 in favour of Agilent Technologies Canada Inc.;

(iv) 028019A registered October 24, 2001 in favour of Telogy Inc.;

(v) 155665A registered January 7, 2002 in favour of Agilent Financial Services Ltd.; and

(vi) 255847A registered February 28, 2002 in favour of Canadian Imperial Bank of Commerce.

SCHEDULE "4"

to the General Security Agreement dated for reference November 20, 2002 between the Investors, Unity Wireless Corporation and Jeffrey Rubin

LOCATIONS OF COLLATERAL

Head Office: 7438 Fraser Park Drive
Burnaby, British Columbia
V5J 5B9

Registered and Records Office: 1100 - 888 Dunsmuir Street
Vancouver, British Columbia
V6C 3K4

PLACES OF BUSINESS

Province of British Columbia

SCHEDULE "5"

to the General Security Agreement dated for reference November 20, 2002 between the Investors, Unity Wireless Corporation and Jeffrey Rubin

SERIAL NUMBERED GOODS

Nil.